                                  SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                    PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934
                                (AMENDMENT NO. )


        Filed by the Registrant X

        Filed by a Party other than the Registrant ___


        Check the appropriate box:

        ____Preliminary Proxy Statement          ___Confidential, For Use of the
                                                    Commission Only (as per-
                                                    mitted by Rule 14a-6(e)(2))
         X  Definitive Proxy Statement

        ____Definitive Additional Materials

        ____Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                      OLYMPIC CASCADE FINANCIAL CORPORATION
                  --------------------------------------------
                  (Name of Registrant as Specified in Charter)

Payment of Filing Fee (Check the appropriate box):

         X  No fee required

        ____Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.


        (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

        (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

        (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

        (5) Total fee paid:

        ------------------------------------------------------------------------

        ___Fee paid previously with preliminary materials.

        ___Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        (1) Amount Previously Paid:

        ------------------------------------------------------------------------

        (2) Form, Schedule or Registration Statement No.

        ------------------------------------------------------------------------

        (3) Filing Party:

        ------------------------------------------------------------------------

        (4) Date Filed:

        ------------------------------------------------------------------------

                     OLYMPIC CASCADE FINANCIAL CORPORATION
                            ------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                 TO BE HELD MONDAY, JUNE 22, 1998 AT 3:00 P.M.

To the Shareholders:

     The Annual Meeting of Shareholders of Olympic Cascade Financial Corporation (the "Company") will be held on June 22, 1998 at 3:00 p.m. at the Company's headquarters at 875 North Michigan Avenue, Suite 1560, Chicago, Illinois 60611 for the following purposes:

          1. To elect directors for the ensuing year;

          2. To vote on a proposal to amend the Certificate of Incorporation to decrease the number of common and preferred stock authorized for issuance;

          3. To ratify the appointment of Moss Adams LLP as independent public accountants of the Company for the fiscal year ending September 25, 1998; and

          4. To transact such other business as may properly come before the meeting.

     Owners of record at the close of business on May 26 , 1998 will be entitled to vote at the meeting or at any adjournments or postponements thereof. A complete list of the stockholders entitled to vote at the Annual Meeting will be made available for inspection by any stockholder of record at the offices of the Company during market hours from May 27, 1998, through the time of the Annual Meeting.

                                          By Order of the Board of Directors

                                          /s/ MARK ROTH

                                          Mark Roth, Secretary
875 North Michigan Avenue
Suite 1560
Chicago, Illinois 60611
May 26, 1998

                             YOUR VOTE IS IMPORTANT

TO ASSURE YOUR REPRESENTATION AT THE MEETING, YOU ARE URGED TO VOTE, SIGN, DATE AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN THE POSTAGE-PAID ENVELOPE ENCLOSED FOR THAT PURPOSE. EVEN IF YOU HAVE GIVEN YOUR PROXY, THE PROXY MAY BE REVOKED AT ANY TIME PRIOR TO EXERCISE BY FILING WITH THE SECRETARY OF THE COMPANY A WRITTEN REVOCATION, BY EXECUTING A PROXY WITH A LATER DATE, OR BY ATTENDING AND VOTING AT THE MEETING.

                     OLYMPIC CASCADE FINANCIAL CORPORATION
                           875 NORTH MICHIGAN AVENUE
                                   SUITE 1560
                            CHICAGO, ILLINOIS 60611
                            ------------------------

                                PROXY STATEMENT
                            ------------------------

                         ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD JUNE 22, 1998

     This Proxy Statement is furnished in connection with the solicitation of proxies by and on behalf of the Board of Directors of Olympic Cascade Financial Corporation, a Delaware corporation (the "Company"), for use at the 1998 Annual Meeting of Shareholders of the Company (the "Annual Meeting") to be held at 3:00 p.m. on June 22, 1998 at the Company's headquarters at 875 North Michigan Avenue, Suite 1560, Chicago, Illinois 60611 and at any adjournment or postponement thereof for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. Certain of the officers and regular employees of the Company may solicit proxies by correspondence, telephone or in person, without extra compensation. The Company may pay to banks, brokers, nominees and other fiduciaries their reasonable charges and expenses incurred in forwarding proxy material to their principals. It is anticipated that this Proxy Statement will first be mailed to the Company's shareholders on or before June 3, 1998.

     The presence, in person or by proxy, of the holders of a majority of the shares of Common Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum for the conduct of business at the Annual Meeting. Shares of Common Stock that are voted to abstain from any business coming before the Annual Meeting and broker/nominee non-votes will be counted as being in attendance at the Annual Meeting for purposes of determining whether a quorum is present.

                VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

     Only shareholders of record at the close of business on May 26, 1998 will be entitled to receive notice of, and to vote at, the Annual Meeting. As of that date, there were outstanding and entitled to vote 1,518,516 shares of Common Stock, $.02 par value (the "Common Stock"). Each share of Common Stock entitles the holder thereof to one vote upon any proposal submitted for a vote at the Annual Meeting.

                                  PROPOSAL I:

                             ELECTION OF DIRECTORS

     At the 1998 Annual Meeting, shareholders will elect five Directors who will hold office until the 1999 Annual Meeting or until their respective successors are duly elected and qualified. The Board has nominated Steven A. Rothstein, Robert I. Kollack, Gary A. Rosenberg, James C. Holcomb, Jr. and D. S. Patel for election as Directors at the 1998 Annual Meeting. All five of the nominees are currently directors of the Company. The Board shall not appoint additional directors prior to the Annual Meeting, but may do so later in their term of office.

     If any nominee at the time of the election is unable or unwilling to serve or is otherwise unavailable for election, and the Board of Directors designates another nominee, the persons named as proxies will vote the proxy for such substitute, if any. The Board of Directors has no reason to believe that any of the proposed nominees will be unable or unwilling to serve. The proposed nominees are not being nominated pursuant to any arrangement or understanding with any person.

     Each shareholder will be entitled to one vote for each share of Common Stock held at the Annual Meeting. Shares represented by your proxy will be voted in accordance with your direction as to the election as directors of the persons listed below as nominees. In the absence of direction, the shares represented by your proxy will be voted FOR such election. Election requires the affirmative vote by the holders of a majority of the Common Stock voting at the Annual Meeting. The Company anticipates that the holders of a majority of the outstanding common stock will be present in person or by proxy at the Annual Meeting.

     The following sets forth the names and ages of all directors and executive officers of the Company, all positions and offices to be held with the Company by such persons, and the principal occupations of each during the past five years.

NOMINEES FOR DIRECTOR

Steven A. Rothstein     47     Director, Chairman, Chief Executive Officer and
President

     Mr. Rothstein has served as Chairman of the Board of Directors and Chief Executive Officer of the Company since its inception in February, 1997. He became a member of the Board of National Securities Corporation ("National Securities") in May 1995 and was appointed Chairman on August 1, 1995. From 1979 through 1989, Mr. Rothstein was a registered representative, and Limited Partner at Bear Stearns & Co., Inc. in Chicago, Illinois and Los Angeles, California. From 1989 to 1992, Mr. Rothstein was a Senior Vice President in the Chicago office of Oppenheimer and Company, Inc. In December 1992 he joined Rodman and Renshaw, Inc., a Chicago-based broker/dealer serving as Managing Director, and joined H.J. Meyers, Inc. in Beverly Hills, California, a New York Stock Exchange member firm in March 1994. He resigned H.J. Meyers, Inc. in March 1995 to associate with National Securities. Mr. Rothstein is a 1972 graduate of Brown University, Providence, Rhode Island. Presently, Mr. Rothstein is a board member of American Craft Brewing International Limited, Gateway Data Sciences, Inc., Home Security International, Inc., New World Coffee, Inc., SigmaTron International, Inc. and Vita Food Products, Inc.

Robert I. Kollack     51     Director

     Mr. Kollack has served as a Director of the Company since its inception in February, 1997. He was elected to the Board and was appointed Chief Executive Officer of National Securities in August 1987. He served in those capacities until February, 1997, when he was appointed Vice Chairman of National Securities. From February 1981 to August 1987, Mr. Kollack acted as President and a Director of National Securities. He joined National Securities as an Investment Executive in 1972. From 1968 to 1972, he was an Investment Executive for Foster & Marshall, Inc., which at that time was a Seattle-based brokerage firm.

Gary A. Rosenberg     57     Director

     Mr. Rosenberg has served as a Director of the Company since its inception in February, 1997., and served as its President from August, 1997 until April, 1998. He was appointed to the Board of National Securities in December, 1996. Mr. Rosenberg was Chairman and Chief Executive Officer of UDC Homes, Inc. (and its predecessors) from 1968 to 1994, and the Chairman (non-management) from 1994 to 1996. UDC Homes, Inc. filed a petition for relief under Chapter 11 of the Bankruptcy Code in May, 1995. Presently, Mr. Rosenberg is Chairman, Chief Executive Officer and Director of Canterbury Development Corporation, a family held company with financial, technology, entertainment and real estate interests, and Chairman, President and Chief Executive Officer of Canterbury Securities Corporation. He is also a Director and Chairman of Dimyon Multimedia, Ltd., an Israeli multimedia and software company; Chairman and Director of the Rosenberg Foundation; Founder and Chairman of the Real Estate Research Center; member of the Board at the J.L. Kellogg Graduate School of Management at Northwestern University; and a Trustee of St. Norbert College. Mr. Rosenberg received his B.S. and M.B.A. from Northwestern University and his J.D. from the University of Wisconsin.

James C. Holcomb, Jr.     47

     Since 1982, Mr. Holcomb has been employed by Holcomb Investment Company, a Texas General Partnership. Holcomb Investment Company is a family-owned investment vehicle, privately investing in predominantly oil and gas exploration and development. Mr. Holcomb also is a private investor in wholesale distribution and manufacturing companies, and is often actively involved in the management of the companies in which investments are made. Mr. Holcomb received his A.B. in 1972 from Brown University, and his J.D. in 1975 from the University of Texas School of Law.

D.S Patel     56

     Since 1987 to the present Mr. Patel has worked as Chairman of the Board of Directors, President and Chief Executive Officer of Circuit Systems, Inc., a publicly-traded manufacturer of printed circuit boards. Mr. Patel is also presently a Director of SigmaTron International, Inc., a publicly-traded electronics contract manufacturer, a position he has had since 1994.

     The Board of Directors recommends a vote FOR the election of each of the nominees for Director of the Company.

EXECUTIVE OFFICERS

Robert H. Daskal     56     Senior Vice President, Chief Financial Officer and
Treasurer

     Mr. Daskal has served as Senior Vice President, Chief Financial Officer and Treasurer of the Company since its inception in February, 1997. From 1994 to 1997 Mr. Daskal was a Director, Executive Vice President and Chief Financial Officer of Inco Homes Corporation, and from 1985 to 1994 he was a Director, Executive Vice President-Finance and Chief Financial Officer of UDC Homes, Inc. (and its predecessors). UDC Homes, Inc. filed a petition for relief under Chapter 11 of the Bankruptcy Code in May, 1995. Mr. Daskal, a former Tax Partner with Arthur Andersen & Co., became a CPA in Illinois in 1967. He received his B.B.A. and J.D. from the University of Michigan in Ann Arbor. Mr. Daskal is presently a director of Inco Homes Corporation.

Michael A. Bresner     54     Senior Vice President and Chief Operating Officer

     Mr. Bresner became Senior Vice President and Chief Operating Officer of the Company in January, 1998. Prior to joining the Company, Mr. Bresner worked as Managing Director of H.J. Meyers, Inc., a position he held since 1990.

Mark Roth     36     Secretary and General Counsel

     Mr. Roth has served as Secretary and General Counsel of the Company since its inception in February, 1997. Mr. Roth was appointed General Counsel of National Securities in October 1995, and was appointed Secretary in March, 1997. He received his B.S. in 1984 from the University of California, Irvine, and his J.D. in 1989 from Pepperdine University School of Law. Mr. Roth began the private practice of law in Southern California in 1989. Among other clients, he has represented National Securities in transactional and litigation matters since moving to Seattle in September 1992.

MEETINGS OF DIRECTORS

     The Company's Board does not presently have a nominating or compensation committee. The Audit Committee (currently comprised of Messrs. Holcomb and Patel) meets with Company personnel and with representatives of Moss Adams, LLP, the Company's independent public accountants, to consider and review internal accounting controls and matters relating to the annual audit of the Company's financial statements. The Audit Committee did not formally meet during the fiscal year 1997.

     During the fiscal year ended September 26, 1997, the Company's Board of Directors met or acted by Unanimous Written Consent a total of 11 times. No incumbent director participated in fewer than 100% of the Board's activities.

DIRECTOR COMPENSATION

     To date, no director of the Company has received any cash compensation for serving on the Board. The Company does not anticipate paying inside directors any cash compensation in the future. However, following the Annual Meeting, outside directors (i.e., directors who are not also officers or employees of the Company or of a subsidiary) will be paid $1,000 per meeting attended in person, and $500 per meeting attended by phone. Outside directors shall also be granted options to purchase 5,000 shares of the Company's common stock each year of their tenure, options which shall fully vest six months after the date of issuance. The Company shall reimburse all directors for expenses incurred traveling to and from board meetings.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     During the fiscal year 1997 the Company through its subsidiary National Securities advanced certain monies to Steven A. Rothstein, its Chairman and Chief Executive Officer. The largest aggregate amount outstanding to the Company during the fiscal year was approximately $162,000. At September 26, 1997 the balance outstanding was approximately $30,000. Subsequent to year end the balance owing was paid in full. The Company has not charged Mr. Rothstein interest on these advances.

EXECUTIVE COMPENSATION

     The following table sets forth the cash compensation paid by the Company to each of its most highly compensated officers (the "Named Executive Officers") during the fiscal years ended 1997, 1996 and 1995:

                                                                                       LONG-TERM
                                                      ANNUAL COMPENSATION             COMPENSATION
                                             -------------------------------------     SECURITIES
                                    YEAR                                 OTHER         UNDERLYING
        NAME AND CAPACITY           ENDED     SALARY      BONUS      COMPENSATION*      OPTIONS
        -----------------           -----    --------    --------    -------------    ------------
Steven A. Rothstein...............  1997     $ 24,000    $ 32,000     $1,364,000**       81,375
  Chairman and                      1996     $ 24,000    $194,000     $1,775,000**      110,581
  Chief Executive Officer           1995     $ 48,000    $     --     $  138,000         49,700
Robert I. Kollack.................  1997     $150,000    $ 32,000     $  497,000         18,900
  Vice Chairman and Director        1996     $150,000    $193,000     $  495,000             --
                                    1995     $170,000    $ 58,000     $   27,000         75,000
Robert H. Daskal..................  1997     $ 82,000    $     --     $       --         21,525
  Senior Vice President,
  Chief Financial Officer
  and Treasurer
Mark Roth.........................  1997     $120,000    $  7,000     $       --             --
  Secretary and General Counsel     1996     $120,000    $ 43,000     $    9,000          7,350

---------------
  * Amounts relate to commissions earned in the normal course of business, fees received for Corporate Finance services and profit from the sale during the year of the Company's stock obtained through the exercise of stock options.

 ** This compensation paid to Mr. Rothstein by the Company represents a percentage of business generated or supervised by Mr. Rothstein as follows: he is paid 50% of the commission generated on retail trades (compared to the 70% typically paid to National Securities' brokers), and 70% of the compensation collected by the firm (including warrants) on corporate finance transactions which he introduces and executes. Mr. Rothstein also collects an override on fees collected from all other corporate finance transactions as well as on business he creates for the firm.

     In April, 1998, the Company and Mr. Rothstein agreed upon terms for a new employment agreement pursuant to which the Company will pay him as follows:
$480,000 annual salary, 50% of the commission generated on retail trades (compared to the 70% typically paid to National Securities' brokers), and a calculable bonus based upon the Company's consolidated income before tax.

     The Company has granted options to certain officers, directors, employees, and investment executives. The options granted during the last fiscal year (adjusted for stock dividends) to the Named Executive Officers are as follows:

          OPTION GRANTS IN LAST FISCAL YEAR AND THROUGH APRIL 1, 1998

                                                                                           POTENTIAL REALIZED
                                                                                            VALUE AT ASSUMED
                                                                                            ANNUAL RATES FOR
                                 NUMBER OF        % OF TOTAL                              OPTION TERM OF STOCK
                                SECURITIES      OPTIONS GRANTED                            PRICE APPRECIATION
                                UNDERLYING       TO EMPLOYEES     EXERCISE   EXPIRATION   ---------------------
            NAME              OPTIONS GRANTED    DURING PERIOD     PRICE        DATE         5%          10%
            ----              ---------------   ---------------   --------   ----------   ---------   ---------
Steven A. Rothstein.........      57,881             20.96%        $7.11      02/06/02    $107,000    $242,000
                                  27,563              9.99%        $5.41      06/17/02    $ 34,000    $ 83,000
                                  36,750             50.00%        $5.36      11/11/02    $ 67,000    $136,000
Robert I. Kollack...........      11,576              4.20%        $7.11      02/06/02    $ 21,000    $ 48,000
                                   8,269              3.00%        $5.41      06/17/02    $ 10,000    $ 25,000
Robert H. Daskal............      11,576              4.20%        $7.11      02/06/02    $ 21,000    $ 48,000
                                  11,025              4.00%        $5.41      06/17/02    $ 14,000    $ 33,000
Mark Roth...................       7,718              2.80%        $5.64      08/13/02    $ 12,000    $ 27,000

     The options exercised by the Named Executive Officers, and the fiscal year and value of unexercised options, are as follows:

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND APRIL 1, 1998 OPTION VALUES

                                                           NUMBER OF SECURITIES          VALUE OF UNEXERCISED
                                                          UNDERLYING UNEXERCISED         IN-THE-MONEY OPTIONS
                                 SHARES                 OPTIONS AT FISCAL YEAR END         AT APRIL 1, 1998
                                ACQUIRED      VALUE     ---------------------------   ---------------------------
            NAME               ON EXERCISE   REALIZED   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
            ----               -----------   --------   -----------   -------------   -----------   -------------
Steven A. Rothstein..........        --            --     323,209            --        $141,000          --
Robert I. Kollack............    42,000      $160,000      71,270            --        $ 27,000          --
Robert H. Daskal.............        --            --      22,601            --              --          --
Mark Roth....................        --            --          --         7,718              --          --

     The Company has employment agreements with the four Named Executive Officers and Mr. Bresner. None of the Named Executive Officers may be terminated against his will without a finding of fraud, theft or defalcation. The agreements generally provide that the officers will devote their entire time and attention to the business of the Company, will refrain during employment and for a period of one year thereafter from competing with the Company, and will not disclose confidential or trade secret information belonging to the Company. Of the five agreements, Mr. Bresner's, Mr. Daskal's and Mr. Rothstein's provide for a cash severance payment. Mr. Rothstein's severance payment is contingent upon National's net capital, as defined under the SEC's Uniform Net Capital Rule 15c3-1, exceeding $3,500,000 after honoring the severance obligation.

COMPENSATION COMMITTEE

     In lieu of a formal compensation committee, the Company's board of directors determines executive officer compensation.

     The Company believes the compensation paid to its executive officers is competitive with companies within its industry that are comparable in size and by companies outside the industry with which the Company competes for executive talent.

COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN

     The following compares cumulative total stockholder return on the Company's common stock with the cumulative total stockholder return on the common equity of the companies in the NASDAQ U.S. Index and the NASDAQ Financial Index (the "Peer Group") for the period from October 1, 1992 to September 26, 1997.

        Measurement Period           Olympic Cascade       NASDAQ U.S.           NASDAQ
      (Fiscal Year Covered)             Financial             Index          Financial Index
1992                                     100.00              100.00              100.00
1993                                     346.67              130.98              137.10
1994                                     346.67              132.06              144.50
1995                                     373.33              182.40              182.84
1996                                    1029.00              216.44              226.35
1997                                     714.70              297.11              356.45

     The above assumes a $100 investment on October 1, 1992, in each of Olympic Cascade Financial Corporation Common Stock, NASDAQ U.S. Index and the NASDAQ Financial Index (the "Peer Group"), and further assumes the reinvestment of all dividends.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

CERTAIN BENEFICIAL OWNERS

     The following information is furnished as of April 1, 1998, as to any person who the Company knows to be the beneficial owner of more than 5% of the Company's common stock:

                                                  AMOUNT OF
                         NAME/ADDRESS OF          BENEFICIAL       PERCENT
  TITLE OF CLASS        BENEFICIAL OWNER         OWNERSHIP(1)      OF CLASS
  --------------        ----------------         ------------      --------
  Common stock      Steven A. Rothstein            599,455(2)       32.55%
                    2737 Illinois Road
                    Wilmette, IL 60091
  Common stock      Larry H. Friend &              124,032(3)        8.12%
                    Darren Friend, JTWROS
                    2 Barrenger Court
                    Newport Beach, CA 92660
  Common stock      Marshall S. Geller             123,240(3)        8.07%
                    1875 Century Park East
                    Suite 2200
                    Los Angeles, CA 90067
  Common stock      Gary A. Rosenberg              122,194(4)        7.45%
                    1427 North State Pkwy.
                    Chicago, IL 60610
  Common stock      Maynard Mall Realty Trust       76,578           5.04%
                    95 Main Street
                    Maynard, MA 01754

---------------
(1) All securities are beneficially owned directly by the persons listed in the table (except as otherwise indicated).

(2) Includes 27,550 shares owned by direct family members, 49,210 shares owned by retirement plans and 323,209 shares of vested unexercised stock options.

(3) Includes 16,538 shares of vested unexercised warrants to purchase common stock owned by Geller & Friend Capital Partners whereby Mr. Friend, who is now deceased, and Mr. Geller are each 50% partners. Accordingly, each are allocated 8,269 shares. Also includes shares subject to a Voting Agreement expiring in February, 1999 and requiring these shares be voted in favor of director nominees proposed by the Company's Board of Directors.

(4) Includes 122,194 shares of vested unexercised stock options.

MANAGEMENT

     The following information is furnished as of April 1, 1998 as to each class of equity securities of the Company beneficially owned by all directors and officers of the Company as a group.

                                                              AMOUNT OF
                                                              BENEFICIAL    PERCENT
             NAME AND TITLE OF BENEFICIAL OWNER               OWNERSHIP     OF CLASS
             ----------------------------------               ----------    --------
Steven A. Rothstein
Chairman, Chief Executive Officer and President.............  599,455(1)     32.55%
Robert I. Kollack
Vice Chairman and Director..................................   71,270(2)      4.48%
Gary A. Rosenberg
Director....................................................  122,194(2)      7.45%
Robert H. Daskal
Senior Vice President, Chief Financial Officer and
Treasurer...................................................   22,601(2)      1.47%
Michael A. Bresner
Senior Vice President and Chief Operating Officer...........   75,000(2)      4.71%
Mark Roth
Secretary and General Counsel...............................      348(3)         --
All officers and directors of the Company as a group (five
persons)....................................................  890,885(4)     45.95%

---------------
(1) Includes 27,550 shares owned by direct family members, 49,210 shares owned by retirement plans and 323,209 shares of vested unexercised stock options.

(2) Includes only shares of vested unexercised stock options.

(3) Excludes 7,718 shares of unvested stock options.

(4) Includes 539,274 shares of vested unexercised stock options.

                                  PROPOSAL II:

               PROPOSAL TO AMEND THE CERTIFICATE OF INCORPORATION
                 TO DECREASE THE NUMBER OF COMMON AND PREFERRED
                         STOCK AUTHORIZED FOR ISSUANCE

     Subject to approval by the Company's shareholders, the Board of Directors has adopted an amendment to the Company's Certificate of Incorporation, as amended, to decrease the number of authorized shares of Common Stock from 10,000,000 to 6,000,000, and to decrease the number of authorized shares of Preferred Stock from 1,000,000 to 100,000.

     As of April 6, 1998, the Company had a total of 2,601,492 shares of Common Stock issued and outstanding and reserved for issuance, consisting of 1,518,516 shares issued and outstanding, 333,113 shares reserved for issuance upon exercise of outstanding warrants and warrant commitments to purchase Common Stock, 824,863 shares reserved for issuance upon exercise of issued options, 0 shares held in treasury, and 0 shares of the Company's Preferred Stock issued, outstanding or reserved for issuance.

     The Board of Directors recommends reduction of the number of shares of Common Stock and Preferred Stock authorized in order to better take advantage of current franchise tax laws in the state of Delaware. The Board of Directors believes that it has an adequate number of authorized and unissued shares of Common Stock and Preferred Stock available for future use.

     In the event the Company requires additional shares of Common Stock or Preferred Stock for such corporate purposes as financing, acquisitions, stock splits and stock dividends, or for any other purpose, as the Board of Directors may at some time in the future deem appropriate, issuance of additional shares of Common Stock and Preferred Stock would require shareholder approval for future amendment to the Certificate of Incorporation.

     The Board of Directors recommends a vote FOR this proposal.

                                 PROPOSAL III:

         RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     The Board of Directors has appointed Moss Adams LLP as the Company's independent public accountants for the fiscal year ending September 25, 1998. A resolution will be presented at the meeting to ratify the appointment of Moss Adams LLP. The Company does not expect that a representative of Moss Adams LLP will be present at the Annual Meeting.

     The Board of Directors recommends a vote FOR ratification of the appointment of Moss Adams LLP as the Company's independent public accountants for the fiscal year ending September 25, 1998.

                               VOTING PROCEDURES

     The Company has one class of voting shares outstanding, namely Common Shares, of which there were 1,518,516 outstanding at the close of business on May 26, 1998 (the "Record Date"). Each shareholder present or represented at the Annual Meeting will be entitled to one vote per share. Shareholder action requires the affirmative vote by the holders of a majority of the Common Stock voting at the Annual Meeting. It is presently anticipated that votes will be cast by a show of hands.

                             STOCKHOLDER PROPOSALS

     Stockholders proposals intended to be considered at the 1999 Annual Meeting of Stockholders must be received by the Company no later than September 25, 1998. The proposal must be mailed to the Company's principal executive offices, 875 North Michigan Avenue, Suite 1560, Chicago, Illinois 60611, Attention:
Robert H. Daskal. Such proposals may be included in next year's proxy statement if they comply with certain rules and regulations promulgated by the Securities and Exchange Commission.

                                 OTHER MATTERS

     The Company will bear the cost of solicitation of proxies. Proxies will be solicited by mail. They may also be solicited by officers and regular employees of the Company and its subsidiaries personally or by telephone, but such persons will not be specifically compensated for such services. Brokerage houses, custodians, nominees and fiduciaries will be requested to forward the soliciting material to the beneficial owners of stock held of record by such persons and will be reimbursed for their reasonable expenses incurred in connection therewith.

     Management knows of no business to be brought before the Annual Meeting of Stockholders other than that set forth herein. However, if any other matters properly come before the meeting, it is the intention of the persons named in the proxy to vote such proxy in accordance with their judgment on such matters. Even if you plan to attend the meeting in person, please execute, date and return the enclosed proxy promptly. Should you attend the meeting, you may revoke the proxy by voting in person. A postage-paid, return-addressed envelope in enclosed for your convenience. Your cooperation in giving this your prompt attention will be appreciated.

                                          By Order of the Board of Directors,

                                          /s/ MARK ROTH

                                          Mark Roth, Secretary
May 26, 1998
Chicago, Illinois

                     OLYMPIC CASCADE FINANCIAL CORPORATION

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTOR
                   OF OLYMPIC CASCADE FINANCIAL CORPORATION.

     The undersigned stockholder of Olympic Cascade Financial Corporation (the "Company") hereby constitutes and appoints Steven A. Rothstein, attorney and proxy of the undersigned, with power of substitution, to attend, vote and act for the undersigned at the special meeting of stockholders of the Company, a Delaware corporation, to be held at the offices of Olympic Cascade Financial Corporation, 875 North Michigan Avenue, Suite 1560, Chicago, Illinois 60611 on Monday, June 22, 1998 at 3:00 p.m. local time, and at any adjournments thereof, with respect to the following on the reverse side of this proxy card:

     Please mark your votes as in this example.  [X]

     Proposals:

     1. To elect the nominees for directors named in the accompanying Proxy Statement.

                      [ ] For       [ ] Against       [ ] Abstain

     2. To approve the proposal to amend the Company's Certificate of Incorporation to decrease the number of common and preferred stock authorized for issuance.

                      [ ] For       [ ] Against       [ ] Abstain

     3. To appoint Moss Adams LLP as independent public accountants of the Company for the fiscal year ending September 25, 1998.

                      [ ] For       [ ] Against       [ ] Abstain

     If not otherwise directed, this proxy will be voted FOR each of the three proposals listed on the reverse side of this card.

     The Board of Directors recommends voting in favor of each of the three proposals.

     PLEASE DATE, SIGN AND MAIL AT ONCE IN THE ENCLOSED POSTPAID ENVELOPE.

Dated:
-------------------------------- , 1998     ----------------------------------
                                                         Signature

                                            ----------------------------------
                                                 Signature, if held jointly

Note: Please sign exactly as your name appears hereon. If signing as attorney, executor, administrator, trustee, guardian or the like, please give your full title as such. If signing for a corporation, please give your title.